SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 29, 1994


                               BALL CORPORATION
            (Exact name of registrant as specified in its charter)



                                   Indiana
                (State or other jurisdiction of incorporation)


             1-7349                                35-0160610
     (Commission File Number)           (IRS Employer Identification No.)

             345 South High Street, Muncie, Indiana    47305-2326
             (Address of principal executive office)   (Zip Code)

Registrant's telephone number, including area code:  (317) 747-6100

                               Ball Corporation
                          Current Report on Form 8-K
                               Dated May 9, 1994



Item 5.  Other Events.

On April 29, 1994, Delmont A. Davis announced plans to take early retirement from his position as president and chief executive officer of Ball Corporation.

A copy of a press release announcing Mr. Davis' retirement is attached hereto as Exhibit EX-99 and incorporated herein by reference.




Item 7.  Financial Statements and Exhibits

(c)  Exhibits

EX-99 - Other Documents or Statements to Security Holders.

        Text of a press release disseminated by the registrant on April 29,1994.

                               Ball Corporation
                          Current Report on Form 8-K
                               Dated May 9, 1994


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          BALL CORPORATION
                          (Registrant)



Date:  May 9, 1994        By: /s/Albert R. Schlesinger
                              Albert R. Schlesinger
                              Vice President and Controller

                               Ball Corporation
                          Current Report on Form 8-K
                               Dated May 9, 1994


                                 EXHIBIT INDEX

Exhibit   Description

EX-99 Text of a press release disseminated by the registrant on April 29, 1994.